UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 19, 2021

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street Green Bay Wisconsin 54301
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 491-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	ASB	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 6.125% Non-Cum Perp Pref Stock, Srs C	ASB PrC	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.375% Non-Cum Perp Pref Stock Srs D	ASB PrD	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.875% Non-Cum Perp Pref Stock Srs E	ASB PrE	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.625% Non-Cum Perp Pref Stock Srs F	ASB PrF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2021, Associated Banc-Corp (the “Company”) announced that Philip B. Flynn, President and Chief Executive Officer of the Company, will retire from the Company at the end of 2021.  Mr. Flynn had been considering his retirement for some time, and he and the Board of Directors agreed that 2021 was the appropriate time to initiate such a transition.  In connection therewith, on January 19, 2021, the Company entered into a Retirement Agreement with Mr. Flynn (the “Retirement Agreement”) pursuant to which he has agreed to continue as President and Chief Executive Officer until a successor is in place, at which time he will step down from both roles and from the board of directors. Mr. Flynn will then serve as a special advisor to the new CEO and the Board through December 31, 2021, in order to assist in an orderly transition and serve as an ambassador and representative of the Company.

In light of his extensive business relationships in the communities and customer base the Company serves, following his retirement from the Company on December 31, 2021, Mr. Flynn has agreed to provide up to 20 hours per month of consulting services to the Company through 2024.  Such services will include continuing to serve as an ambassador and representative of the Company, assisting in maintain relationships with Company customers and with any regulatory or legal matters regarding the Company, as well as, being available to answer any questions regarding the Company or any of its subsidiaries, and providing such other services as the Company may request in order to promote the best interests of the Company and its subsidiaries.

Mr. Flynn also agreed to certain restrictive covenants not to compete with the Company or solicit its customers or employees through 2024, or to use the Company’s confidential information or disparage the Company.

For his services in 2021, Mr. Flynn’s compensation package will remain the same.  His base salary will remain at $1,250,000. He remains eligible to earn an annual bonus equal to 85% of his base salary based on Company performance and for all other employee benefits and perquisites.  Mr. Flynn’s 2021 equity awards, however, will be pro-rated to reflect only one year of service, with a grant date fair value of not less than $678,125.  Seventy-five percent of such grant will be in the form of performance-based restricted stock units (the “2021 PSUs”) and 25% in the form of time-vested restricted stock units.  The 2021 equity awards will be subject to forfeiture if his employment is terminated by the Company for cause or Mr. Flynn resigns prior to December 31, 2021, or if he violates any of the restrictive covenants.  The 2021 PSUs will also be subject to satisfaction of the performance goals on the same terms as applicable to grants made to other senior management of the Company in 2021, the amount of which will be earned and settled following completion of the performance period.

For his continued services following his retirement and also as consideration for his restrictive covenants, the Company will pay Mr. Flynn $700,000 per year through 2024 and, he will also be eligible for certain limited continued benefits through 2023.

If Mr. Flynn resigns or is terminated for cause prior to December 31, 2021, then he will not receive any of the foregoing compensation or vesting treatment.  If the Company terminates Mr. Flynn without cause, then, as damages, Mr. Flynn would be entitled to all amounts that otherwise would be payable under the Retirement Agreement, with any unpaid salary or consulting fees paid in a lump sum.  In either case, Mr. Flynn will remain subject to his non-compete, non-solicitation and other restrictive covenant obligations.

All of the payments and benefits under the Retirement Agreement are subject to Mr. Flynn’s execution and non-revocation of a release and waiver of all claims and compliance with his post-termination covenants.

The Company also agreed to pay or reimburse Mr. Flynn for up to $30,000 in reasonable legal fees and expenses in connection with reviewing and entering into the Retirement Agreement.

The foregoing summary of the Retirement Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Retirement Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On January 21, 2021, the Company issued a press release announcing the retirement of Mr. Flynn, which is being furnished herewith as Exhibit 99.1.

As provided in General Instruction B.2. of Form 8-K, the information and exhibit furnished pursuant to Item 7.01 of this report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing. In addition, the exhibit furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Retirement Agreement, dated as of January 19, 2021, by and between Associated Banc-Corp, Inc. and Philip B. Flynn

99.1	Press Release, dated as of January 21, 2021

104	Cover Page Interactive Data File the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSOCIATED BANC-CORP
By: /s/ Randall J. Erickson Name:Randall J. Erickson Title:Executive Vice President, General Counsel and Corporate Secretary

Dated:  January 21, 2021